UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Exchange Reserves

September 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.00	$0.70	0.14%
Hypothetical**	$1,000	$1,024.30	$0.71	0.14%
Class B
Actual	$1,000	$1,001.00	$0.70	0.14%
Hypothetical**	$1,000	$1,024.30	$0.71	0.14%
Class C
Actual	$1,000	$1,001.00	$0.70	0.14%
Hypothetical**	$1,000	$1,024.30	$0.71	0.14%
Advisor Class
Actual	$1,000	$1,001.00	$0.70	0.14%
Hypothetical**	$1,000	$1,024.30	$0.71	0.14%
Class R
Actual	$1,000	$1,001.00	$0.70	0.14%
Hypothetical**	$1,000	$1,024.30	$0.71	0.14%
Class K
Actual	$1,000	$1,001.00	$0.70	0.14%
Hypothetical**	$1,000	$1,024.30	$0.71	0.14%
Class I
Actual	$1,000	$1,001.00	$0.70	0.14%
Hypothetical**	$1,000	$1,024.30	$0.71	0.14%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	1

Fund Expenses

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
Certificates of Deposit – 39.0%
Australia & New Zealand Banking Group Ltd. 4/12/13(a)	0.458%	$55,000	$55,000,000
Bank of Montreal Chicago 10/05/12	0.140%	55,000	55,000,000
Bank of Nova Scotia Houston 10/05/12(a)	0.661%	16,650	16,650,705
2/15/13 (a)	0.755%	600	600,723
10/18/12(a)	0.755%	4,500	4,500,918
Bank of Tokyo Mitsubishi UFJ NY 1/03/13	0.540%	50,000	50,000,000
Canadian Imp Bank Comm NY 4/04/13(a)	0.481%	5,000	5,001,394
10/15/12(a)	0.521%	4,300	4,300,391
2/22/13	0.540%	23,750	23,770,787
11/05/12(a)	0.642%	750	750,118
Dnb Nor Bank ASA NY 2/15/13	0.380%	53,250	53,250,000
National Australia Bank NY 5/06/13(a)	0.512%	2,000	2,000,218
10/12/12(a)	0.558%	43,800	43,800,000
8/06/13(a)	1.109%	300	301,406
Nordea Bank Finland PLC/NY 2/05/13	0.340%	40,000	40,000,000
1/02/13	0.400%	6,900	6,900,000
4/05/13(a)	0.901%	9,100	9,122,332
Norinchukin Bank/NY 12/14/12	0.400%	10,000	10,000,409
11/09/12(a)	0.508%	44,000	44,000,343
10/31/12	0.560%	1,500	1,500,199
Rabobank Nederland NV NY 5/07/13(a)	0.592%	55,000	55,000,000
Royal Bank of Canada NY 3/04/13(a)	0.468%	15,000	15,000,000
7/11/13(a)	0.508%	12,250	12,250,000
6/07/13(a)	0.540%	5,000	5,006,911
Standard Chartered Bank NY 11/20/12	0.500%	50,000	50,000,000
Sumitomo Mitsui Banking Corp. 11/01/12	0.450%	50,000	50,000,000
Sumitomo Mitsui Trust Bank 10/05/12	0.160%	35,000	35,000,000
Svenska Handelsbanken NY 10/23/12	0.290%	48,500	48,500,000
3/18/13(a)	0.835%	6,000	6,012,975

2	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank NY 2/04/13(a)	0.443%	$30,000	$30,000,211
Westpac Banking Corp. NY 8/02/13(a)	0.522%	24,970	24,976,102
1/17/13(a)	0.635%	15,000	15,000,000

			773,196,142

Commercial Paper – 21.8%
Bank of New York Mellon Corp. 10/01/12(b)	0.101%	53,000	53,000,000
Bank of Nova Scotia/NY 10/01/12	0.112%	31,000	31,000,000
Banque Et Caisse D’epargne De 1/25/13	0.290%	50,000	49,953,278
Commonwealth Bank of Australia 5/31/13(a)(b)	0.482%	28,000	28,000,000
DBS Bank Ltd. 1/10/13	0.406%	500	499,439
1/07/13	0.451%	25,000	24,969,375
Deutsche Bank Financial LLC 10/01/12	0.122%	30,000	30,000,000
HSBC Bank USA 10/01/12	0.345%	55,000	55,000,000
Oversea-Chinese Banking Corp. 11/05/12	0.417%	40,000	39,984,055
State Street Corp. 11/07/12	0.325%	24,550	24,541,926
Straight-A Funding LLC Series 1 12/19/12(b)	0.230%	5,263	5,261,037
UOB Funding LLC 11/06/12	0.335%	40,000	39,986,800
US Bank NA 10/04/12	0.180%	50,000	50,000,000

			432,195,910

Repurchase Agreements – 14.9%
Bank of America 0.15%, dated 9/28/12 due 10/01/12 in the amount of $50,000,625 (collateralized by $47,660,000 U.S. Treasury Note, 1.675% to 1.875%, due 7/15/13 to 9/30/17, value $51,000,000)		50,000	50,000,000
Barclays Capital 0.20%, dated 9/28/12 due 10/01/12 in the amount $60,001,000 (collateralized by $61,248,700 U.S. Treasury Note, 0.25% due 5/15/15, value $61,200,002)		60,000	60,000,000
HSBC Bank USA 0.20%, dated 9/28/12 due 10/01/12 in the amount of $15,000,250 (collateralized by $15,053,000 U.S. Treasury Notes, 0.25% to 4.25%, due 9/30/12 to 2/28/14, value $15,300,263)		15,000	15,000,000

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Mizuho Securities USA 0.33%, dated 9/28/12 due 10/01/12 in the amount of $90,002,475 (collateralized by $85,129,826 Farmer MAC, Government National Mortgage Association, Tennessee Valley Authority and U.S. Treasury Note, Zero Coupon to 6.00%, due 11/14/12 to 9/20/42, value $91,800,020)		$90,000	$90,000,000
UBS Financial Services 0.20%, dated 9/28/12 due 10/01/12 in the amount of $80,301,338 (collateralized by $128,373,983 Government National Mortgage Association, 2.50% to 8.00% due 4/15/15 to 7/20/42, value $81,906,000)		80,300	80,300,000

			295,300,000

Short-Term Municipal Notes – 12.7%
Municipal Obligations – 12.7%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 10/01/47(c)	0.160%	25,750	25,750,000
California Statewide CDA (John Muir Health) Series 2008C 8/15/27(c)	0.200%	10,000	10,000,000
Charlotte-Mecklenburg Hosp (Carolinas Hlth Care Sys) 1/15/26(c)	0.150%	1,695	1,695,000
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 7/01/36(c)	0.200%	3,455	3,455,000
Series D 10/01/38(c)	0.200%	1,500	1,500,000
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 7/01/36(c)	0.160%	10,900	10,900,000
Series 2001V-2 7/01/36(c)	0.170%	1,800	1,800,000
Series 2005 Y-2 7/01/35(c)	0.170%	8,100	8,100,000
Series 2005 Y-3 7/01/35(c)	0.160%	2,400	2,400,000
Dallas Fort Worth TX Intl Arpt (United Parcel Service) 5/01/32(c)	0.190%	3,500	3,500,000
East Baton Rouge Parish LA (Exxon Mobil Corp.) 11/01/19(c)	0.180%	4,775	4,775,000

4	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008 A 5/15/48(c)	0.200%	$10,870	$10,870,000
Series 2008B 5/15/48(c)	0.180%	5,300	5,300,000
Illinois Finance Auth (Elmhurst Mem Healthcare) 1/01/48(c)	0.200%	16,545	16,545,000
Jackson Cnty MS PCR (Chevron Corp.) Series 1993 6/01/23(c)	0.180%	2,300	2,300,000
Lancaster Cnty NE Hosp Auth #1 (BryanLGH Medical Center) 6/01/31(c)	0.200%	2,665	2,665,000
Lincoln Cnty WY PCR (Exxon Mobil Corp.) 8/01/15(c)	0.180%	12,200	12,200,000
Loudoun Cnty VA IDA (Howard Hughes Med Inst) 2/15/38(c)	0.160%	12,950	12,950,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 11/01/38(c)	0.180%	9,200	9,200,000
3/01/33(c)	0.210%	10,330	10,330,000
Massachusetts Dev Fin Agy (Smith College) 7/01/24(c)	0.170%	1,421	1,421,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 11/01/49(c)	0.170%	10,425	10,425,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) 11/01/35(c)	0.190%	15,000	15,000,000
Series 2009 B 12/01/30(c)	0.200%	1,000	1,000,000
Series 2009E 12/01/30(c)	0.200%	11,200	11,200,000
Series 2010L 11/01/35(c)	0.200%	20,000	20,000,000
Ohio Air Quality Dev Auth (Dayton Power & Light Co.) 11/01/40(c)	0.230%	4,000	4,000,000
Shelby Cnty KY Lease Rev (Shelby Cnty KY Lease) 9/01/34(c)	0.200%	3,130	3,130,000
Valdez AK Marine Terminal (Exxon Mobil Corp.)
Series 1993A 12/01/33(c)	0.200%	14,915	14,915,000
Series 1993C 12/01/33(c)	0.200%	10,750	10,750,000

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	5

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Washington St Hsg Fin Comm (Summer Ridge AptsProj) 12/01/29(c)	0.240%	$3,550	$3,550,000

			251,626,000

Corporates – Investment Grades – 6.6%
Commonwealth Bank of Australia 3/19/13(a)(b)	0.931%	27,000	27,054,330
Procter & Gamble Co. (The) 11/14/12(a)	0.477%	3,000	3,000,989
Royal Bank of Canada 12/12/12(a)	0.554%	3,150	3,151,481
Series 001 3/08/13(a)	0.558%	11,100	11,115,063
Toronto-Dominion Bank (The) 7/26/13(a)	0.628%	26,000	26,042,083
Toyota Motor Credit Corp. 11/15/12(a)	0.585%	20,000	20,008,759
1/24/13(a)	0.652%	800	800,863
1/14/13(a)	0.655%	7,500	7,507,134
Wells Fargo & Co. 1/31/13	4.375%	5,837	5,915,075
10/23/12	5.250%	25,000	25,070,929

			129,666,706

U.S. Government & Government Sponsored Agency Obligations – 4.9%
Federal Farm Credit Banks 1/15/14(a)	0.221%	1,000	1,000,136
12/16/13(a)	0.241%	1,000	1,000,497
Federal Home Loan Bank 12/20/12(a)	0.289%	12,000	12,005,391
Federal Home Loan Mortgage Corp. 11/04/13(a)	0.201%	22,500	22,505,092
Federal National Mortgage Association 5/17/13(a)	0.345%	10,000	10,011,500
U.S. Treasury Bill 10/11/12	0.132%	50,000	49,998,167

			96,520,783

Bankers Acceptance – 0.1%
US Bank NA 11/26/12	0.501%	2,000	1,998,444

Total Investments – 100.0% (cost $1,980,503,985)			1,980,503,985
Other assets less liabilities – 0.0%			335,208

Net Assets – 100.0%			$1,980,839,193

6	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $113,315,367 or 5.7% of net assets.

(c)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

CDA – Community Development Authority

IDA – Industrial Development Authority/Agency

PCR – Pollution Control Revenue Bond

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	7

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

Assets
Investments in securities, at value (cost $1,685,203,985)	$1,685,203,985
Repurchase agreements, at value (cost $295,300,000)	295,300,000
Cash	23,783
Interest receivable	1,481,880
Receivable for shares of beneficial interest sold	772,926

Total assets	1,982,782,574

Liabilities
Payable for shares of beneficial interest redeemed	1,391,180
Transfer Agent fee payable	164,044
Distribution fee payable	64,259
Advisory fee payable	64,093
Administrative fee payable	15,641
Accrued expenses	244,164

Total liabilities	1,943,381

Net Assets	$1,980,839,193

Composition of Net Assets
Shares of beneficial interest, at par	$1,980,853
Additional paid-in capital	1,978,858,340

$1,980,839,193

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$173,327,864	173,321,497	$1.00

B	$15,156,706	15,153,946	$1.00

C	$21,542,779	21,541,418	$1.00

Advisor	$749,809,518	749,816,070	$1.00

R	$6,411,929	6,411,920	$1.00

K	$35,221,365	35,221,228	$1.00

I	$979,369,032	979,387,080	$1.00

See notes to financial statements.

8	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2012

Investment Income
Interest		$5,689,779
Expenses
Advisory fee (see Note B)	$4,360,553
Distribution fee—Class A	580,030
Distribution fee—Class B	213,991
Distribution fee—Class C	185,809
Distribution fee—Class R	32,729
Distribution fee—Class K	98,955
Transfer agency—Class A	53,289
Transfer agency—Class B	16,395
Transfer agency—Class C	10,864
Transfer agency—Advisor Class	176,056
Transfer agency—Class R	3,928
Transfer agency—Class K	59,563
Transfer agency—Class I	274,796
Custodian	266,174
Registration fees	182,731
Administrative	72,790
Trustees’ fees	54,877
Legal	36,655
Audit	33,835
Printing	23,480
Miscellaneous	38,343

Total expenses	6,775,843
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,654,389)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(1,111,514)
Less: expenses waived by the Transfer Agent (see Note B)	(542,280)

Net expenses		2,467,660

Net investment income		3,222,119

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		4,615

Net Increase in Net Assets from Operations		$3,226,734

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	9

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase in Net Assets from Operations
Net investment income	$3,222,119	$68,509
Net realized gain on investment transactions	4,615	4,716

Net increase in net assets from operations	3,226,734	73,225
Dividends to Shareholders from
Net investment income
Class A	(340,556)	(24,865)
Class B	(36,571)	(2,995)
Class C	(42,823)	(3,203)
Advisor Class	(1,302,345)	(30,169)
Class R	(11,983)	(792)
Class K	(67,846)	(3,909)
Class I	(1,450,808)	(2,576)
Transactions in Shares of Beneficial Interest
Net increase	951,526,455	541,840,538

Total increase	951,500,257	541,845,254
Net Assets
Beginning of period	1,029,338,936	487,493,682

End of Period (including distributions in excess of net investment income of $– 0 – and $– 0 –, respectively)	$1,980,839,193	$1,029,338,936

See notes to financial statements.

10	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares of the Fund that were received in exchange for another AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	11

Notes to Financial Statements

CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses. Class I shares are also available for the investment of cash collateral related to the AllianceBernstein Funds’ securities lending programs.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants

12	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2012:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Certificates of Deposit	$	– 0	–	$773,196,142	$	– 0	–	$773,196,142
Commercial Paper		– 0	–	432,195,910		– 0	–	432,195,910
Repurchase Agreements		– 0	–	295,300,000		– 0	–	295,300,000
Municipal Obligations		– 0	–	251,626,000		– 0	–	251,626,000
Corporates—Investment Grades		– 0	–	129,666,706		– 0	–	129,666,706
U.S. Government & Government Sponsored Agency Obligations		– 0	–	96,520,783		– 0	–	96,520,783
Bankers Acceptance		– 0	–	1,998,444		– 0	–	1,998,444

Total+	$	– 0	–	$1,980,503,985	$	– 0	–	$1,980,503,985

+	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	13

Notes to Financial Statements

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed annually.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Fund pays AllianceBernstein L.P. (the “Adviser”) an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. For the year ended September 30, 2012, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $2,610,975.

14	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $43,414.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $52,611 for the year ended September 30, 2012.

For the year ended September 30, 2012, the Transfer Agent has voluntarily agreed to waive a portion of transfer agency fees in the amount of $42,557, $14,372, $9,112, $142,132 and $55,383 for Class A, Class B, Class C, Adviser Class and Class K shares, respectively. The Transfer Agent has voluntarily agreed to waive all transfer agency fees in the amount of $3,928 and $274,796 for Class R and Class I shares, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $2,557, $20,633 and $11,713 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2012.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B shares, .75% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended September 30, 2012, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $580,030, $213,991, $185,809, $32,729 and $98,955 for Class A, B, C, R and K shares, respectively, limiting the effective annual rate to 0% for the Class A, Class B, Class C, Class R and Class K shares.

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At September 30, 2012, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	15

Notes to Financial Statements

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$3,252,932	$68,509

Total distributions paid	$3,252,932	$68,509

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were the same as the components of accumulated earnings/ (deficit) for financial reporting purposes.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to dividend overdistributions and reclassifications resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in-capital. These reclassifications had no effect on net assets.

NOTE E

Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	128,791,838	162,795,124

Shares issued in reinvestment of dividends	340,554	24,864

Shares converted from Class B	5,228,965	2,386,604

Shares redeemed	(182,129,931)	(169,484,730)

Net decrease	(47,768,574)	(4,278,138)

Class B
Shares sold	4,248,124	9,209,209

Shares issued in reinvestment of dividends	36,571	2,995

Shares converted to Class A	(5,228,965)	(2,386,604)

Shares redeemed	(9,939,746)	(17,010,833)

Net decrease	(10,884,016)	(10,185,233)

16	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

	Shares
	Year Ended September 30, 2012	Year Ended September 30, 2011

Class C
Shares sold	10,320,934	31,213,837

Shares issued in reinvestment of dividends	42,822	3,203

Shares redeemed	(19,360,519)	(27,859,681)

Net increase (decrease)	(8,996,763)	3,357,359

Advisor Class
Shares sold	129,318,104	577,123,541

Shares issued in reinvestment of dividends	1,302,344	30,169

Shares redeemed	(81,179,343)	(26,052,530)

Net increase	49,441,105	551,101,180

Class R
Shares sold	11,891,110	19,471,930

Shares issued in reinvestment of dividends	11,982	793

Shares redeemed	(11,762,499)	(19,514,878)

Net increase (decrease)	140,593	(42,155)

Class K
Shares sold	90,307,219	73,416,443

Shares issued in reinvestment of dividends	67,845	3,909

Shares redeemed	(98,261,633)	(71,074,139)

Net increase (decrease)	(7,886,569)	2,346,213

Class I
Shares sold	8,875,341,794	3,159,980

Shares issued in reinvestment of dividends	1,450,806	2,576

Shares redeemed	(7,899,311,921)	(3,621,244)

Net increase (decrease)	977,480,679	(458,688)

NOTE F

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Commission continues to evaluate the rules governing money market funds, including Rule 2a-7. It is possible that changes to Rule 2a-7 could significantly impact the money market fund industry generally and, therefore, could affect the operation or performance of the Fund.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	17

Notes to Financial Statements

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

18	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.0018	(a)	.0001	(a)	.0001	(a)	.0057	(a)	.0272
Net realized gain (loss) on investment transactions	.00	(b)	.00	(b)	– 0	–	(.00	)(b)	– 0	–

Net increase in net asset value from operations	.0018		.0001		.0001		.0057		.0272

Less: Dividends
Dividends from net investment income	(.0018)		(.0001)		(.0001)		(.0057)		(.0272)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.18%		.01%		.01%		.57%		2.76%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$173		$221		$225		$288		$288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%		.23%		.28	%(d)	.76%		.82%
Expenses, before waivers/reimbursements	.61%		.86%		.84	%(d)	.83%		.82%
Net investment income	.17	%(a)	.01	%(a)	.01	%(a)(d)	.58	%(a)	2.69%

See footnote summary on page 26.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	19

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2012	2011	2010		2009		2008

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0017	.0001	.0001		.0027		.0228
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	– 0	–	(.00	)(b)	– 0	–

Net increase in net asset value from operations	.0017	.0001	.0001		.0027		.0228

Less: Dividends
Dividends from net investment income	(.0017)	(.0001)	(.0001)		(.0027)		(.0228)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.17%	.01%	.01%		.27%		2.30%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$15	$26	$36		$62		$62
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.23%	.29	%(d)	1.08%		1.27%
Expenses, before waivers/reimbursements	1.36%	1.61%	1.59	%(d)(e)	1.59%		1.52%
Net investment income(a)	.17%	.01%	.01	%(d)	.28%		2.25%

See footnote summary on page 26.

20	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2012	2011	2010		2009		2008

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0018	.0001	.0001		.0043		.0252
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	– 0	–	(.00	)(b)	– 0	–

Net increase in net asset value from operations	.0018	.0001	.0001		.0043		.0252

Less: Dividends
Dividends from net investment income	(.0018)	(.0001)	(.0001)		(.0043)		(.0252)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.18%	.01%	.01%		.43%		2.55%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$22	$31	$27		$40		$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.23%	.29	%(d)	.93%		1.02%
Expenses, before waivers/reimbursements	1.08%	1.32%	1.31	%(d)(e)	1.30%		1.27%
Net investment income(a)	.17%	.01%	.01	%(d)	.47%		2.39%

See footnote summary on page 26.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	21

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.0018	(a)	.0001	(a)	.0004	(a)	.0081	(a)	.0302
Net realized gain (loss) on investment transactions	.00	(b)	.00	(b)	– 0	–	(.00	)(b)	– 0	–

Net increase in net asset value from operations	.0018		.0001		.0004		.0081		.0302

Less: Dividends
Dividends from net investment income	(.0018)		(.0001)		(.0004)		(.0081)		(.0302)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.18%		.01%		.04%		.82%		3.06%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$750		$700		$149		$122		$141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%		.22%		.25	%(d)	.51%		.52%
Expenses, before waivers/reimbursements	.31%		.54%		.54	%(d)	.53%		.52%
Net investment income	.18	%(a)	.02	%(a)	.04	%(a)(d)	.86	%(a)	3.01%

See footnote summary on page 26.

22	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.0018	(a)	.0001	(a)	.0001	(a)	.0045	(a)	.0246
Net realized gain (loss) on investment transactions	.00	(b)	.00	(b)	– 0	–	(.00	)(b)	– 0	–

Net increase in net asset value from operations	.0018		.0001		.0001		.0045		.0246

Less: Dividends
Dividends from net investment income	(.0018)		(.0001)		(.0001)		(.0045)		(.0246)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.18%		.01%		.01%		.45%		2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,412		$6,271		$6,313		$5,676		$9,579
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.22%		.28	%(d)	.92%		1.08%
Expenses, before waivers/reimbursements	.85%		.97%		1.08	%(d)	1.06%		1.08%
Net investment income	.18	%(a)	.01	%(a)	.01	%(a)(d)	.58	%(a)	2.47%

See footnote summary on page 26.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	23

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.0017	(a)	.0001	(a)	.0002	(a)	.0059	(a)	.0280
Net realized gain (loss) on investment transactions	.00	(b)	.00	(b)	– 0	–	(.00	)(b)	– 0	–

Net increase in net asset value from operations	.0017		.0001		.0002		.0059		.0280

Less: Dividends
Dividends from net investment income	(.0017)		(.0001)		(.0002)		(.0059)		(.0280)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.17%		.01%		.02%		.59%		2.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,221		$43,108		$40,762		$39,198		$25,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%		.23%		.27	%(d)	.73%		.75%
Expenses, before waivers/reimbursements	.69%		.82%		.83	%(d)	.81%		.75%
Net investment income	.17	%(a)	.01	%(a)	.02	%(a)(d)	.53	%(a)	2.63%

See footnote summary on page 26.

24	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.0018	(a)	.0011	(a)	.0015	(a)	.0089	(a)	.0316
Net realized gain (loss) on investment transactions	.00	(b)	.00	(b)	– 0	–	(.00	)(b)	– 0	–

Net increase in net asset value from operations	.0018		.0011		.0015		.0089		.0316

Less: Dividends
Dividends from net investment income	(.0018)		(.0011)		(.0015)		(.0089)		(.0316)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.18%		.11%		.15%		.89%		3.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$979,369		$1,906		$2,365		$6,586		$5,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%		.13%		.15	%(d)	.44%		.38%
Expenses, before waivers/reimbursements	.32%		.40%		.41	%(d)	.46%		.38%
Net investment income	.19	%(a)	.12	%(a)	.15	%(a)(d)	.86	%(a)	3.16%

See footnote summary on page 26.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	25

Financial Highlights

(a)	Net of fees waived and expenses reimbursed.

(b)	Amount is less than $0.0005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Ratios restated from 1.34% and 1.06% for Class B and Class C, respectively.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AllianceBernstein Exchange Reserves:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Exchange Reserves (the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the periods ended September 30, 2009 were audited by other auditors whose report dated November 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Exchange Reserves at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2012

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	27

Report Of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2012.

For foreign shareholders, 49.80% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

28	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Senior Vice President Maria R. Cona, Vice President Edward J. Dombrowski, Vice President	John Giaquinta, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Legal Counsel	Principal Underwriter
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	29

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

30	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #,## 80 (1994) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 70 (1994)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	31

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

32	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	33

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

34	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	35

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

36	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 56	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Maria R. Cona 57	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2007.

Edward J. Dombrowski 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

John Giaquinta 49	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Stephen M. Woetzel 41	Controller	Vice President of ABIS,** with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	37

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Exchange Reserves (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and presented to the Board of Trustees on November 1-3, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

38	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown below are the Fund’s net assets as of September 30, 2011.

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/11 ($MM)
Exchange Reserves	25 bp on first $1.25 billion 24 bp on next $0.25 billion 23 bp on next $0.25 billion 22 bp on next $0.25 billion 21 bp on next $1.0 billion 20 bp on the balance	$1,028.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser was entitled to receive $108,499 (0.02% of the Fund’s average daily net assets) for such services but voluntarily waived $101,580.

In response to low interest rates5 in the marketplace that have depressed money market yield, the Adviser or its affiliates are waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including Exchange Reserves, in order for those products to achieve a target yield of 0.01%.

3	Jones v. Harris at 1427.

4	The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

5	The Federal Reserve has kept the Federal Funds Rate between zero and 0.25% since December 2008.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	39

Set forth below are the Fund’s total expense ratios, annualized for the most recent semi-annual period:

Fund	03/31/11 Total Expense Ratio[6]
	Class	Net	Gross	Fiscal Year
Exchange Reserves	Advisor	0.26%	0.56%	September 30
	Class A	0.26%	0.86%
	Class B	0.26%	1.61%
	Class C	0.26%	1.33%
	Class R	0.26%	0.99%
	Class K	0.26%	0.82%
	Class I	0.13%	0.41%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

6	Annualized.

40	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.7 However, with respect to the Fund, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Fund.

The adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.8 Also shown is what would have been the effective advisory fee of the Fund had the advisory fee schedule of the AVPS portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2011 net assets:

Fund	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Fund Advisory Fee
Exchange Reserves	Money Market Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.250%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee for Short Maturity Dollar, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	AVPS was affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	41

Fund	Luxembourg Fund	Fee[9]
Exchange Reserves	Short Maturity Dollar Class A	1.05% on first $100 million 1.00% on next $100 million 0.95% on the balance

	Class I (Institutional)	0.50% on first $100 million 0.45% on next $100 million 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee,11,12 estimated at the approximate current asset level of the subject Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	Each “all-in” fee shown is for the Class A shares of Short Maturity Dollar. This fee covers investment advisory services and distribution related services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

42	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank
Exchange Reserves	0.250	0.450	1/15

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Exchange Reserves	0.283	0.266	9/15	0.315	30/75
excluding 12b-1/ non-12b-1 service fee	0.258	0.245	10/15	0.251	39/75

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased in the calendar year 2010, relative to 2009.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	43

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,613,580 and $112,107 in Rule 12b-1 and CDSC fees, respectively.16

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $544,938 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a

16	For the Fund’s most recently completed fiscal year, ABI voluntarily waived a portion of the Rule 12b-1 distribution fees in the amounts of $699,612, $466,008, $233,247, $30,015 and $102,886 for Class A, B, C, R and K shares, respectively, limiting the effective annual rates to 0.03%, 0.01%, 0.02%, 0.06% and 0.004% for Class A, B, C, R and K shares, respectively.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

44	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	45

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund21 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2011.23

	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Net
1 year	0.01	0.01	0.01	6/15	47/132
3 year	0.31	0.30	0.34	7/15	74/125
5 year	1.74	1.82	1.88	10/15	99/120
10 year	1.52	1.73	1.83	14/14	102/106

Gross
1 year	0.29	0.29	0.32	8/15	86/132
3 year	0.79	0.71	0.75	3/15	45/125
5 year	2.39	2.34	2.37	6/15	49/120
10 year	2.36	2.38	2.39	9/14	67/106

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)24 versus its benchmark.25

	Periods Ending July 31, 2011 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	0.01	0.30	1.73	1.52	2.72
Lipper Money Market Funds Average	0.02	0.29	1.74	1.65	3.11
Barclays Capital U.S. Treasury Bills Index	0.18	0.52	2.03	2.13	3.52
Inception Date: March 25, 1994

21	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns.

22	The Fund’s PG is identical to the EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

46	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

48	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	49

NOTES

50	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	51

NOTES

52	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

ALLIANCEBERNSTEIN EXCHANGE RESERVES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EXC-0151-0912

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit -Related Fees	Tax Fees
AB Exchange Reserves	2011	$26,500	$253	$8,723
	2012	$26,500	$500	$8,723

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Exchange Reserves	2011	$797,724	$8,976
			$(253)
			$(8,723)
	2012	$627,863	$9,223
			$(500)
			$(8,723)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Exchange Reserves

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 21, 2012